 Santander Holdings USA, Inc.Fixed Income Investor UpdateData as of December 31, 2014April 8, 2015

 *  Disclaimer  Santander Holdings USA, Inc. (“SHUSA”), and Santander Bank, N.A. (“Santander Bank”) caution that this presentation may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) increased regulation and regulatory developments; (2) domestic and international market, macro-economic, governmental, regulatory conditions and trends; (3) movements in local and international securities markets, currency exchange rates, and interest rates; (4) competitive pressures; (5) technological developments; and (6) changes in the financial position or creditworthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2014 and other filings and reports with the Securities and Exchange Commission (the “SEC”), could adversely affect our business and financial performance. Other factors could cause actual results to differ materially from those in the forward-looking statements.The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA and Santander Bank give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, or Santander Bank or in any other securities or investments.This presentation is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information.This presentation is provided for information purposes only.

 *  *  Santander Holdings USA, Inc. (SHUSA)  SHUSA is a Bank Holding Company (“BHC”) headquartered in Boston, MAWholly-owned by Banco Santander, S.A. (NYSE: SAN)Regulated by the Federal Reserve Bank SEC registeredSHUSA’s primary operating subsidiaries are Santander Bank, N.A. (“SBNA”) and Santander Consumer USA Holdings Inc. (“SCUSA”)

4

Santander Holdings USA, Inc. Structure

SHUSA today is a bank holding company (BHC) that includes an insured depository institution and a consumer finance company. In 2016, SHUSA is expected to become the intermediate holding company ("IHC") for Santander's U.S. operations


Banco Santander, S.A.
100% ownership
Santander Holdings USA, Inc.
$118.5BN Assets
CEO: Scott Powell
IHC 2016
BS Puerto Rico[1]
5.7BN Assets
BSI Miami[1]
$6.8BN Assets
SIS[1]
$1.5BN Assets
100% ownership
60.5% ownership
SBNA
$80.5BN Assets
CEO: Roman Blanco
SCUSA
$32.4BN Assets
CEO: Tom Dundon

[1]BS Puerto Rico = Banco Santander Puerto Rico, BSI Miami = Banco Santander International Miami, SIS = Santander Investment Securities.
Assets as of December 31, 2014

5

SHUSA: New Leadership



Timothy Ryan
SHUSA Chairman

- Mr. Ryan was appointed Chairman of the SHUSA and Bank Boards in 2014, and serves as Chair of the Board's Executive Committees.
- Mr. Ryan was the Vice Chairman for Regulatory Affairs at JP Morgan Chase & Co from April 2014 through his retirement in October 2014 and Global Head of Regulatory Strategy and Policy from 2013 to 2014.
- Mr. Ryan was the President and Chief Executive Officer of the Securities Industry and Financial Markets Association and CEO of the Global Financial Markets Association, SIFMA's global affiliate, from 2008 to 2012.
- Prior to 2008, Mr. Ryan was Vice Chairman, Financial Institutions and Governments, at JP Morgan which he joined in 1993.



Scott Powell
SHUSA CEO

- Mr. Powell was appointed as Director, President and Chief Executive Officer of SHUSA in March 2015.
- Previously, Mr. Powell was Executive Chairman of National Flood Services Inc. from 2013 to 2014.
- Mr. Powell was employed at JP Morgan Chase & Company and its predecessor BankOne from 2002 until his retirement in February 2012.
- Most recently at JPMorgan he served as the Head of Home Lending Default from July 2011 to February 2012.
- He previously served as Head of JP Morgan's Banking and Consumer Lending Operations from June 2010 to June 2011, Chief Executive Officer of Consumer Banking from January 2007 to May 2010, and Head of Consumer Lending from March 2005 to December 2006.

Santander

6

SHUSA: 2014 Highlights[1]

Strong Profitability

- 4Q14 Net Income $232MM; YTD 2014 Net Income $2.71BN[2]

Capital Ratios and Liquidity

- Tier 1 common 10.82%; projected Common Equity Tier 1 under U.S. Basel III 11.05%[3]
- SHUSA Holdco has $2.1BN cash; stand alone liquidity horizon of 229 months
- In 2014 SCUSA completed seven ABS securitizations totaling $8.6BN
- In January 2015 SBNA completed its inaugural senior debt issuance for $1BN[4]

Balance Sheet Trends

- Growth in commercial loan portfolios and reduction in residential real estate loans
- SCUSA continued to produce healthy origination volumes

Credit Metrics

- SBNA NPLs and Criticized Balances have declined 38% and 16% respectively YOY
- SCUSA portfolio performance consistent with retained mix and typical seasonal patterns

[1]Data as of 12/31/14 unless noted otherwise
[2]YTD income includes $2.4BN pre-tax gain in 1Q14 SCUSA IPO. See SHUSA 2014 Form 10-K. Available at www.sec.gov
[3]See SHUSA 2014 Form 10-K
[4]See Subsequent Events section in SHUSA 2014 Form 10-K

Santander

 *  *  SHUSA: 2014 Balance Sheet Initiatives   Balance sheet optimization transactions completed in 3Q14 and 4Q14 improved credit metrics, liquidity position, and Net Interest Income at SBNA  Non-Performing Loans    TDR/NPL Sale  Residential Securitizations  Investment Portfolio Mix  FHLB Advance Terminations  Period  Amount & rate  Prepayment Fee  Annual NII Improvement  3Q14  $0.1BN, 5.8%  ($8MM)  $6MM  4Q14  $0.8BN, 5.61%  ($104MM)  $45MM  Total  $0.9BN  ($112MM)  $52MM  $ MM   $ BN  Residential Mortgages

 *  *  SHUSA: Quarterly Profitability   2  See Appendix for Non-GAAP-to-GAAP reconciliation of Pre-Tax Pre-Provision Income  1 See SHUSA 2014 Form 10-K for additional information on the SCUSA consolidation2 Represents net income including noncontrolling interest beginning in 1Q14  1Q14 SCUSA IPO generated a pre-tax gain of $2.4BN and led to the consolidation of SCUSA into SHUSA1

 *  *  SHUSA: Balance Sheet   Non Interest-Bearing Demand Deposits  Interest-Bearing Demand Deposits  Secured Structured Financings  Equity  OtherLiabilities  FHLB  Money Market  Certificates of Deposit  Savings  All balances as of 12/31/2014 as reported in SHUSA 2014 Form 10-K  Revolving Credit Facilities  Other Borrowings  1 See SHUSA 2014 Form 10-K for additional information on the SCUSA consolidation  SHUSA balance sheet reflects the combination of its bank funded primarily by deposits and the consumer finance unit funded by secured structured financing supported by a solid equity base

 *  *  SHUSA: Wholesale Funding Profile1  TrustPref$150  SrDebt4.625%  SrDebt3.0%  SrDebt3.45%  Committed2  Debt issuances at SHUSA Holdco are structured to manage liquidity buffer and horizon  Wholesale debt at SBNA primarily consists of secured FHLB Advances  FHLB  Bank Debt  HoldCo Debt  Secured Structured  Santander2  TrustPref  PrefStock7.30%  SrDebt4.62%  SrDebt3.0%  SrDebt3.45%  REITPref12.2%  FHLB0.6%  FHLB5.3%  FHLB3.4%  $0.18  $1.0  $1.0  $1.98  $5.97  SHUSA’s wholesale funding consists mostly of secured borrowings  Revolving  $34.3  $0.6  $0.5  $0.5  $0.22  $0.2  1As of December 31, 2014. Dollars in billions. Does not reflect SBNA $1BN senior unsecured debt issuance in January 20152$0.3BN difference in Santander balance between SHUSA and SCUSA charts reflects $0.3BN facility between SHUSA and SCUSA that eliminates at the consolidated level  $37.4  $39.7

 *  *  SBNA: Funding - Deposits   1Represents average quarterly balances  Continued growth in deposits and shift in mix from time to non-maturity deposits

 *  *  Criticized Balances2    Non-Performing Loans1    Texas Ratio4     Annualized Net Charge-off Ratio3    SBNA: Asset Quality  $ MM   TDR/NPL sale in 3Q14 contributed to improvement in credit metrics  $ MM   Annualized NCO = Quarterly NCO*4  **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC  1NPLs = Nonaccruing loans plus accruing loans 90+ DPD; 2Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, or Loss33Q14 reflects charge offs relating to TDR/NPL sale; excluding sale 3Q14 would have been 0.47%4See Appendix for Non-GAAP measurement reconcilement of Texas Ratio.

 *  *  Delinquency1    Reserve Coverage (ALLL/NPL2)    Non-Performing Loan Ratio    SBNA: Asset Quality (cont.)  **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC  ALLL to Total Loans    1Delinquency = accruing laons 30-89 DPD plus accruing loans 90+ DPD loans2NPLs= Nonaccruing loans plus accruing loans 90+ DPD  Coverage ratios improved from 3Q14 to 4Q14

 Current portfolio performance consistent with retained mix and typical seasonal patterns in the second half of the year.  ($ in millions)  Delinquency Trends  Provision Expense and Net Charge-offs  SCUSA: Asset Quality  *

 *  *  SHUSA: Capital Ratios (Basel I)  1Fully phased in under standardized approach. See SHUSA 2014 Form 10-K  CET1 ratio 11.05% under final US Basel III rule1

 *  *  SHUSA: 2015 CCAR results1  1Federal Reserve and Company DFAST results published on 3/5/15, FRB CCAR results published 3/11/15   Tier 1 Common %  Money Center/Securities  Regional  Custodian  Card  Fed projections  BHC projections  Regulatory Min.- 5%  FRB Median  7.9%  9.4%  *BHC in SHUSA peer group  SHUSA’s ending capital ratios exceeded the required minimum as measured by the Federal Reserve who objected to SHUSA’s capital plan on qualitative grounds due to deficiencies across SHUSA’s capital planning processes

 *  *  SHUSA: Regulatory Disclosures  Federal Reserve Written Agreement   On September 18, the Federal Reserve published a written agreement between SHUSA and the Federal Reserve Bank of Boston. In summary, this agreement: 1) requires that SHUSA and its subsidiaries will not declare dividends or undertake other capital actions without prior written approval by the Federal Reserve, and 2) commits SHUSA to strengthen procedures to assure SHUSA’s Board of Directors vets capital decisions by the subsidiaries’ Boards and to act as a source of strength for Santander Bank, N.A. Released September 18, 2014  “Santander Holdings USA, Inc. (the “Company”) expects to become subject to a public enforcement action (the “Regulatory Action”) with the Federal Reserve Bank of Boston (the “Federal Reserve”) in the near future. Although the Company has not yet received a draft of such Regulatory Action, the Company believes that the Regulatory Action will require the Company to make enhancements with respect to, among other matters, board and senior management oversight of the consolidated organization, risk management, and new business initiatives” November 7, 2014  SHUSA 8-K – Future Public Enforcement Action

18

Rating Agencies

STANDARD & POOR'S

- On September 19, 2014, S&P affirmed SHUSA and SBNA's ratings and outlook

MOODY'S

- On March 17, 2015, Moody's placed SBNA's deposit ratings on review for upgrade and its senior debt rating on review for downgrade based on the implementation of Moody's new rating methodology. No changes to SHUSA ratings are projected.

Fitch Ratings

- SHUSA & SBNA informed Fitch that they will not solicit ratings from Fitch. As a result, Fitch withdrew its un-solicited ratings for SHUSA and SBNA on 1/5/2015.

	Santander Bank		SHUSA	
December 31, 2014	Moody's	S&P	Moody's	S&P
ST Deposits	P-2*	A-2	N/A	N/A
LT Deposits	Baa1*	BBB	N/A	N/A
Senior Debt	Baa1*	BBB	Baa2	BBB
Sub Debt	Baa2	BBB-	Baa3	N/A
Outlook	Stable	Stable	Negative	Stable

*Under review effective March 17, 2015

Santander

 Appendix

 *  SHUSA: Quarterly Trended Statement of Operations  1 Represents net income including noncontrolling interest beginning in 1Q14

 *  SHUSA: Annually Trended Statement of Operations  1 Represents net income including noncontrolling interest beginning in 1Q14

 *  SHUSA: Consolidating Income Statement  1 Includes holding company activity, eliminations and purchase accounting marks related to SCUSA consolidation.2 SHUSA net income includes noncontrolling interest.

 *  SHUSA: Average Balance Sheet  Quarterly Averages

 *  SHUSA: Consolidating Balance Sheet

 *  Global Banking & Markets2    Commercial Banking1    Other Consumer4    Other Commercial3    Outstandings  NPL* to Total Loans  Net Charge-Offs**  SBNA: Loan Balance Trends  US $ Billions  1Commercial Banking = Non-CRE total for Business Banking, Middle Market, Equipment Finance & Leasing and Commercial Banking NCE 2Global Banking & Markets = Non-CRE total for MRG and Large Corporate 3Other Commercial = Non –CRE total for all other Commercial Business segments4Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & RDM Run-of4*NPL = Nonaccruing loans plus accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters.  Growth in Commercial loan portfolios  ($ in billions)

 *  Commercial Real Estate1    Home Equity    Mortgages    Multifamily    Outstandings  NPL* to Total Loans  Net Charge-Offs**  SBNA: Loan Balance Trends (cont.)  US $ Billions  1Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities and non-owner occupied real estate secured commercial loans (Multifamly segment included in separate graph)*NPL = Nonaccruing loans plus accruing loans 90+ DPD**NCO = Rolling 12-month average for that quarter and the prior 3 quarters.  Reduction in residential real estate related loans  ($ in billions)

27

SCUSA: Origination Trends

SCUSA continued to produce healthy origination volumes during the fourth quarter, originating or facilitating the origination of $6.1 billion in loans and leases

Originations
(in thousands)

	Three Months Ended		
	December 31, 2013	September 30, 2014	December 31, 2014
SCUSA VOLUME			
Retail Installment Contracts	$4,011,961	$5,205,933	$4,236,184
Unsecured Consumer Loans	$516,431	$249,474	$562,178
Receivables from Dealers	$39,602[2]	$1,609[2]	-
Leases[3]	$1,001,277	$1,298,794	$764,300
Subtotal - SCUSA	$5,569,271	$6,755,810	$5,562,662
Originations for an affiliate	$185,344	$603,931	$564,875
Total Originations	**$5,754,615**	**$7,359,741**	**$6,127,537**

Total Serviced Portfolio[1]
(in thousands)


37%
$30,028,882
$4,536,906
$25,491,976
$40,360,613
$10,248,185
$30,112,428
$41,244,461
$10,259,152
$30,985,309
December 31, 2013
September 30, 2014
December 31, 2014
Owned and Serviced
Serviced for Others

SCUSA retains servicing on loans sold to third parties and affiliates or facilitated for affiliates, through bulk sales, flow programs and securitizations[4]

[1] Unpaid principal balance; does not include loans owned by SCUSA serviced by others
[2] Excludes originations facilitated for an affiliate
[3] Includes capital leases
[4] Securitizations sold through the residual are accounted for as sales

Santander

*  *  SHUSA: 2015 DFAST and CCAR results - Ratios  1 SHUSA DFAST results published on Form 8-K on 3/5/152 FRB DFAST and CCAR results published on 3/5/15 and 3/11/15, respectively   Capital  SHUSA1  SHUSA1  Federal Reserve2  DFAST Severely Adverse Scenario  Stressed Capital Ratios Minimum  Stressed Capital Ratios Minimum  Stressed Capital Ratios Minimum  Tier 1 common ratio (%)  7.9%  7.9%  9.4%  Common equity tier 1 ratio (%)  10.1%  10.1%  10.3%  Tier 1 risk-based capital ratio (%)  10.5%  10.5%  10.7%  Total risk-based capital ratio (%)  12.4%  12.4%  12.5%  Tier 1 leverage ratio (%)  9.7%  9.7%  9.6%  DFAST Adverse Scenario  Stressed Capital Ratios Minimum  Stressed Capital Ratios Minimum  Stressed Capital Ratios Minimum  Tier 1 common ratio (%)  10.4%  11.5%  11.5%  Common equity tier 1 ratio (%)  11.0%  12.2%  12.2%  Tier 1 risk-based capital ratio (%)  12.2%  13.0%  13.0%  Total risk-based capital ratio (%)  14.2%  14.9%  14.9%  Tier 1 leverage ratio (%)  11.6%  11.5%  11.5%  SHUSA Tier 1 Common ratio remains above 5% minimum under Supervisory Severely Adverse Scenario

 *  *  SHUSA: 2015 DFAST and CCAR results – Loan Losses  1 SHUSA DFAST results published on Form 8-K on 3/5/152 FRB DFAST and CCAR results published on 3/5/15 and 3/11/15, respectively   Loan Cateogory  SHUSA1  Federal Reserve2  SHUSA1  Federal Reserve2    Adverse  Adverse  Severely Adverse  Severely Adverse   Total Losses  10.0%  6.8%  12.3%  9.6%  First-Lien Mortgage  2.7%  3.6%  4.1%  4.5%  Junior Liens & HELOCs  1.8%  3.2%  3.1%  4.5%  Commercial and Industrial  2.2%  2.2%  4.2%  3.6%  Commercial Real Estate  1.7%  5.3%  3.4%  9.0%  Credit Cards  32.7%  11.9%  37.9%  14.7%  Other Consumer  25.5%  13.2%  31.1%  17.2%  Other Loans  1.4%  2.2%  3.2%  3.8%  SHUSA projected loan losses were more conservative than the Federal Reserve’s loan loss projections

 *  SHUSA: Non-GAAP to GAAP Reconciliations

 *  SHUSA: Non-GAAP to GAAP Reconciliations (cont.)

 *  Non-GAAP to GAAP Reconciliations (cont.)